                                                                   EXHIBIT 10.12




                 FIRST AMENDMENT TO SECOND AMENDED AND RESTATED
                           FIRST LIEN CREDIT AGREEMENT


                  This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED FIRST LIEN CREDIT AGREEMENT (this "AMENDMENT") is dated as of January 31, 2007 and entered into by and among SKILLED HEALTHCARE GROUP, INC., a Delaware corporation ("COMPANY"), SHG HOLDING SOLUTIONS, INC., a Delaware corporation ("HOLDINGS"), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF ("LENDERS"), and CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, "ADMINISTRATIVE AGENT") and Collateral Agent (in such capacity, "COLLATERAL AGENT"), and, for purposes of Section 4 hereof, CERTAIN SUBSIDIARIES OF COMPANY LISTED ON THE SIGNATURE PAGES HEREOF ("CREDIT SUPPORT PARTIES"), and is made with reference to that certain Second Amended and Restated First Lien Credit Agreement dated as of December 27, 2005, by and among Company, Holdings, the lenders listed party thereto, Administrative Agent and Collateral Agent (as amended to the date hereof, the "CREDIT AGREEMENT"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

                  WHEREAS, Company and Lenders desire to amend the Credit Agreement to (i), reduce the interest rate applicable to the Loans, (ii) permit the Company to repay the Senior Subordinated Notes with a portion of the Net Securities Proceeds of an IPO, (iii) permit Company to merge into Holdings, and
(iv) make certain other amendments as set forth herein.

                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.        AMENDMENTS TO THE CREDIT AGREEMENT

1.1      AMENDMENTS TO SUBSECTION 1.1:  DEFINITIONS.

         A. Subsection 1.1 of the Credit Agreement is hereby amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:

         "ESTIMATED ACQUISITION CAPEX AMOUNT" has the meaning assigned to that term in subsection 7.3.

         "FIRST AMENDMENT" means that certain First Amendment to this Agreement dated as of January 31, 2007 by and among Company, Holdings, the Lenders party thereto, and Administrative Agent.

         "IPO" means the consummation of an initial public offering of any of Company's or Holdings' common Equity Interests pursuant to an effective registration statement filed with the Securities and Exchange Commission in accordance with the Securities Act.


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         "PERMITTED HOLDINGS MERGER" has the meaning assigned to that term in subsection 7.7.

         B. The definition of "APPLICABLE MARGIN" in subsection 1.1 of the Credit Agreement is hereby amended by:

                  (i) deleting clause (a) thereof in its entirety and substituting the following therefor:

         "(a) with respect to any Term Loan, 1.25% per annum in the case of a Term Loan that is a Base Rate Loan and 2.25% per annum in the case of a Term Loan that is a Eurodollar Rate Loan, and"; and

                  (ii) adding the following new paragraph to the end thereof:

"Notwithstanding the foregoing, after the effective date of the First Amendment, upon the later of (i) the consummation of the IPO, and (ii) the credit facilities contemplated hereby obtaining new ratings from both S&P and Moody's, the Applicable Margin otherwise applicable to any Term Loan as set forth above shall be reduced by the amount set forth in the table below under the caption 'Applicable Margin Reduction' opposite the applicable ratings for the Term Loans from S&P and Moody's:



            Ratings (Moody's/S&P)         Applicable Margin Reduction
            ---------------------         ---------------------------
              Ba3/BB- or higher                          0.50%
                    B1/B+                                0.25%
                B2/B or lower                            0%

         For purposes of this definition, in the event of a split rating from S&P and Moody's, the lower rating shall govern."

         C. The definition of "CHANGE IN CONTROL" in subsection 1.1 of the Credit Agreement is hereby deleted and replaced with the following:

         "'CHANGE IN CONTROL' means:

         (a) prior to the IPO, Permitted Holders shall cease to beneficially own and control at least 50% of the total voting power of the issued and outstanding shares of capital stock of Holdings entitled (without regard to the occurrence of any contingency) to vote for the election of members of the Governing Body of Holdings;

         (b) after the IPO, a Person, either individually or acting in concert with one or more other Persons, excluding Permitted Holders, shall beneficially own and control more than 30% of the total voting power of the issued and outstanding shares of capital stock of Holdings entitled (without regard to the occurrence of any contingency) to vote for the

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         election of members of the Governing Body of Holdings, unless Permitted
         Holders shall beneficially own and control a greater percentage of such voting power of Holdings;

         (c) the occurrence of a change in the composition of the Governing Body of Holdings such that a majority of the members of any such Governing Body are not Continuing Members; or

         (d) the occurrence of any 'Change in Control' as defined in the Senior Subordinated Note Indenture.

         As used herein, the term 'beneficially own' or 'beneficial ownership' shall have the meaning set forth in the Exchange Act and the rules and regulations promulgated thereunder."

         D. The definition of "CONSOLIDATED CAPITAL EXPENDITURES" in subsection
1.1 of the Credit Agreement is hereby amended by inserting the words "(including any Estimated Acquisition CapEx Amount relating thereto)" after the words "Permitted Acquisition."

         E. The definition of "COMPANY" in subsection 1.1 of the Credit Agreement is hereby deleted and replaced with the following:

         "'COMPANY' means (i) prior to the Permitted Holdings Merger, Skilled Healthcare Group, Inc., and (ii) on and after the Permitted Holdings Merger, Holdings."

1.2 AMENDMENT TO SUBSECTION 2.4B: PREPAYMENTS OF LOANS AND REDUCTIONS IN REVOLVING LOAN COMMITMENT AMOUNT.

         Subsection 2.4B(iii)(c) of the Credit Agreement is hereby amended by adding the following proviso immediately prior to the period at the end thereof:

         "; provided further, that with respect to Net Securities Proceeds of the IPO, the amount required to be applied to prepay the Term Loans pursuant to this subsection 2.4B(iii)(c) shall be equal to the lesser of (x) 50% of such Net Securities Proceeds, and (y) the excess of the Net Securities Proceeds of the IPO over the amount applied to redeem, repurchase or prepay up to $70,000,000 of Senior Subordinated Notes (plus accrued interest thereon and any prepayment premium required to be paid in connection therewith)."

1.3      AMENDMENTS TO SUBSECTION 6.1: FINANCIAL STATEMENTS AND OTHER REPORTS.

         A. Subsection 6.1(iii) of the Credit Agreement is hereby amended by adding the following proviso to the end thereof:

         "; provided, however, that, so long as Company is required to file reports under Section 13 of the Exchange Act, the requirements of this paragraph shall be deemed satisfied by the delivery of the quarterly financials of Company on Form 10-Q for the relevant Fiscal Quarter, signed by the duly authorized Officer or Officers of Company."


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         B. Subsection 6.l(iv) of the Credit Agreement is hereby amended by adding the following proviso to the end thereof:

         "; provided, however, that, so long as Company is required to file reports under Section 13 of the Exchange Act, the requirements of this paragraph shall be deemed satisfied by the delivery of the year-end financials of Company on Form 10-K for the relevant Fiscal Year, signed by the duly authorized Officer or Officers of Company."

1.4 AMENDMENTS TO SUBSECTION 6.8: EXECUTION OF SUBSIDIARY GUARANTY AND PERSONAL PROPERTY COLLATERAL DOCUMENTS AFTER THE EFFECTIVE DATE.

         Subsection 6.8 of the Credit Agreement is hereby amended by adding the following paragraph at the end thereof:

         "Notwithstanding anything to the contrary in the foregoing, Company and its Subsidiaries shall be deemed to be in compliance with this subsection 6.8 with respect to any new Subsidiary if they perform the obligations under this subsection 6.8 on or prior to the next succeeding date on which financial statements are required to be delivered by Company to Administrative Agent pursuant to clause (iii) or (iv) of subsection 6.1, so long as the aggregate value of the assets of all Subsidiaries for which performance under subsection 6.8 has not been made, when added to the aggregate fair market value of all real property for which performance has not been made under subsection 6.9A, does not exceed $10,000,000 in the aggregate at any time."

1.5 AMENDMENT TO SUBSECTION 6.9: MATTERS RELATING TO ADDITIONAL REAL PROPERTY COLLATERAL.

         Subsection 6.9A of the Credit Agreement is hereby amended by adding the following immediately prior to the period at the end thereof:

         "; provided, however, that notwithstanding anything to the contrary in the foregoing, Company and its Subsidiaries shall be deemed to be in compliance with this subsection 6.9A if they perform the obligations under this subsection 6.9A on or prior to the next succeeding date on which financial statements are required to be delivered by Company to Administrative Agent pursuant to clause (iii) or (iv) of subsection 6.1, so long as the fair market value of all real property for which performance under subsection 6.9A has not been made, when added to the aggregate value of the assets of all Subsidiaries for which performance under subsection 6.8 has not been made, does not exceed $10,000,000 in the aggregate at any time."

1.6      AMENDMENT TO SUBSECTION 7.3:  INVESTMENTS; ACQUISITIONS.

         Subsection 7.3(vi) of the Credit Agreement is hereby amended by adding the following proviso immediately prior to semicolon at the end thereof:

         "; provided further, that in connection with any acquisition permitted under this clause (vi), Company may elect to estimate the amount of capital expenditures that will be expended with respect to the acquired business for the twelve-month period


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         commencing with the month in which such acquisition took place (the
         'ESTIMATED ACQUISITION CAPEX AMOUNT'), and notify Administrative Agent of such Estimated Acquisition CapEx Amount promptly after such acquisition is consummated, in which event such Estimated Acquisition CapEx Amount shall be deemed a part of the consideration paid for such acquisition for purposes of this clause (vi) (and shall be counted against the cap on acquisitions such forth in this clause (vi))."

1.7      AMENDMENT TO SUBSECTION 7.5:  RESTRICTED JUNIOR PAYMENTS.

         Subsection 7.5 of the Credit Agreement is hereby amended by (i) deleting "and" at the end of clause (iii) thereof and substituting a comma therefor, and (ii) adding the following immediately prior to the period at the end thereof:

         "and (v) redeem, repurchase or prepay up to $70,000,000 of the aggregate principal amount of the Senior Subordinated Notes (plus accrued interest thereon and any prepayment premium required to be paid in connection therewith) with the Net Securities Proceeds of an IPO."

1.8      AMENDMENT TO SUBSECTION 7.7: RESTRICTION ON FUNDAMENTAL CHANGES; ASSET
         SALES.

         Subsection 7.7 of the Credit Agreement is hereby amended by adding the following phrase immediately prior to the period at the end thereof:

         "; and (x) Company may be merged with or into Holdings; provided that Holdings shall be the continuing or surviving Person; provided further, that Holdings shall, in connection with the merger, change its name to "Skilled Healthcare Group, Inc." (a 'PERMITTED HOLDINGS MERGER')."

1.9      AMENDMENT TO SUBSECTION 7.8:  CONSOLIDATED CAPITAL EXPENDITURES.

         Subsection 7.8 of the Credit Agreement is hereby amended by deleting the reference to "2.50%" contained therein and substituting "3.00%" therefor.

1.10     AMENDMENTS TO SUBSECTION 7.11:  CONDUCT OF BUSINESS.

         Subsection 7.11 of the Credit Agreement is hereby amended by adding the following at the end thereof: "This subsection 7.11 will no longer apply after a Permitted Holdings Merger."

1.11     AMENDMENTS TO SUBSECTION 8.14:  CONDUCT OF BUSINESS BY HOLDINGS.

         Subsection 8.14 of the Credit Agreement is hereby amended by adding the following proviso immediately prior to the semicolon at the end thereof:

         "; provided, however, that this subsection 8.14 will no longer apply after a Permitted Holdings Merger."

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SECTION 2.        CONDITIONS TO EFFECTIVENESS

         Section 1 of this Amendment shall become effective only upon the satisfaction of the following conditions precedent (the date such conditions are fulfilled is hereafter referred to as the "FIRST AMENDMENT EFFECTIVE DATE"):

         A. AMENDMENT. Administrative Agent shall have executed this Amendment and received a counterpart of this Amendment that bears the signature of Company, Holdings, each of the Lenders with Term Loan Exposure, Requisite Lenders and each of the other Credit Support Parties.

         B. FEES AND EXPENSES. Company shall have paid all fees and expenses due in connection with this Amendment and that certain engagement letter (the "ENGAGEMENT LETTER") between Company and Credit Suisse Securities (USA) LLC.

SECTION 3.        REPRESENTATIONS AND WARRANTIES

         In order to induce Lenders and Administrative Agent to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company and Holdings each represents and warrants to each Lender and Administrative Agent that the following statements are true, correct and complete as of the First Amendment Effective Date:

         A. CORPORATE POWER AND AUTHORITY. Each of Company and Holdings has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT").

         B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of each of Company and Holdings.

         C. NO CONFLICT. The execution and delivery by Company and Holdings of this Amendment and the performance by Company and Holdings of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Holdings, Company or any of their Subsidiaries, the Organizational Documents of Holdings, Company or any of their Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Holdings, Company or any of their Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Holdings, Company or any of their Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Holdings, Company or any of their Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders and other Liens permitted under the Amended Agreement), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Holdings, Company or any of their Subsidiaries which have not been obtained, except for such violations, conflicts, breaches, defaults or failures to obtain approvals or consents which could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.


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         D. GOVERNMENTAL CONSENTS. The execution and delivery by Holdings and
Company of this Amendment and the performance by Holdings and Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other Governmental Authority or regulatory body which have not been obtained, given or taken, or which will not be obtained, given or taken as and when required, except for registrations, consents, approvals, notices and other actions the failure to obtain or take have not and could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

         E. BINDING OBLIGATION. This Amendment has been duly executed and delivered by Company and Holdings and this Amendment and the Amended Agreement are the legally valid and binding obligations of Company and Holdings, enforceable against Company and Holdings in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

         F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 5 of the Amended Agreement are and will be true, correct and complete in all material respects on and as of the date hereof and the First Amendment Effective Date to the same extent as though made on and as of such dates, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

SECTION 4.        ACKNOWLEDGEMENT AND CONSENT

         Each Subsidiary Guarantor (each individually a "CREDIT SUPPORT PARTY" and collectively, the "CREDIT SUPPORT PARTIES") has read this Amendment and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Credit Support Party under, and the Liens granted by such Credit Support Party as collateral security for the indebtedness, obligations and liabilities evidenced by the Credit Agreement and the other Loan Documents pursuant to, each of the Loan Documents to which such Credit Support Party is a party shall not be impaired and each of the Loan Documents to which such Credit Support Party is a party is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

         Each Credit Support Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

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SECTION 5.        MISCELLANEOUS

         A. REFERENCE TO AND EFFECT ON THE ORIGINAL CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                  (i) On and after the First Amendment Effective Date, each reference in the Loan Documents to the "Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

                  (ii) Except as specifically amended by this Amendment, all Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under any of the Loan Documents.

         B. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

         C. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK).

         D. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.



COMPANY:                        SKILLED HEALTHCARE GROUP, INC.


                                By: /s/ Roland Rapp
                                Name: Roland Rapp
                                Title: CAO/Secretary

HOLDINGS:                       SHG HOLDING SOLUTIONS, INC.

                                By: /s/ Roland Rapp
                                Name: Roland Rapp
                                Title: CAO/Secretary












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ADMINISTRATIVE AGENT:           CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as
                                Administrative Agent



                                By: /s/ David Dodd
                                    ---------------------------
                                Name:  DAVID DODD
                                Title:  VICE PRESIDENT

                                By: /s/ James Neira
                                    ---------------------------
                                Name:  JAMES NEIRA
                                Title:  ASSOCIATE





























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CREDIT SUPPORT PARTIES:


                                ALEXANDRIA CARE CENTER, LLC,
                                a Delaware limited liability company

                                ALTA CARE CENTER, LLC DBA ALTA GARDENS CARE
                                CENTER,
                                a Delaware limited liability company

                                ANAHEIM TERRACE CARE CENTER, LLC,
                                a Delaware limited liability company

                                BALDWIN HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company

                                BAY CREST CARE CENTER, LLC,
                                a Delaware limited liability company

                                BRIARCLIFF NURSING AND REHABILITATION CENTER GP, LLC, a Delaware limited liability company

                                BRIARCLIFF NURSING AND REHABILITATION CENTER, LP, a Delaware limited partnership

                                By: Briarcliff Nursing and Rehabilitation Center GP, LLC,
                                        its General Partner

                                BRIER OAK ON SUNSET, LLC,
                                a Delaware limited liability company

                                CAREHOUSE HEALTHCARE CENTER, LLC,
                                a Delaware limited liability company

                                CARMEL HILLS HEALTHCARE AND REHABILITATION
                                CENTER, LLC,
                                a Delaware limited liability company

                                CARSON SENIOR ASSISTED LIVING, LLC,
                                a Delaware limited liability company



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                                CLAIRMONT BEAUMONT GP, LLC,
                                a Delaware limited liability company

                                CLAIRMONT BEAUMONT, LP,
                                a Delaware limited partnership

                                By:     Clairmont Beaumont GP, LLC,
                                        its General Partner

                                CLAIRMONT LONGVIEW GP, LLC,
                                a Delaware limited liability company

                                CLAIRMONT LONGVIEW, LP,
                                a Delaware limited partnership

                                By:     Clairmont Longview GP, LLC,
                                        its General Partner

                                COLONIAL NEW BRAUNFELS CARE CENTER, LP DBA
                                COLONIAL MANOR CARE CENTER,
                                a Delaware limited partnership

                                By:     Colonial New Braunfels GP, LLC,
                                        its General Partner

                                COLONIAL NEW BRAUNFELS GP, LLC,
                                a Delaware limited liability company

                                COLONIAL TYLER CARE CENTER, LP,
                                a Delaware limited partnership

                                By:     Colonial Tyler GP, LLC,
                                        its General Partner

                                COLONIAL TYLER GP, LLC,
                                a Delaware limited liability company

                                COMANCHE NURSING CENTER GP, LLC,
                                a Delaware limited liability company

                                COMANCHE NURSING CENTER, LP DBA COMANCHE TRAIL NURSING CENTER,

                                a Delaware limited partnership

                                By:     Comanche Nursing Center GP, LLC,
                                        its General Partner


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                                CORONADO NURSING CENTER GP, LLC,
                                a Delaware limited liability company

                                CORONADO NURSING CENTER, LP,
                                a Delaware limited partnership

                                By:      Coronado Nursing Center GP, LLC,
                                         its General Partner

                                DEVONSHIRE CARE CENTER, LLC,
                                a Delaware limited liability company

                                EAST WALNUT PROPERTY, LLC,
                                a Delaware limited liability company

                                ELMCREST CARE CENTER, LLC,
                                a Delaware limited liability company

                                EUREKA HEALTHCARE AND REHABILITATION CENTER,
                                LLC,
                                a Delaware limited liability company

                                FLATONIA OAK MANOR GP, LLC,
                                a Delaware limited liability company

                                FLATONIA OAK MANOR, LP
                                DBA OAK MANOR NURSING CENTER,
                                a Delaware limited partnership

                                By:      Flatonia Oak Manor GP, LLC,
                                         its General Partner

                                FOUNTAIN CARE CENTER, LLC,
                                a Delaware limited liability company

                                FOUNTAIN SENIOR ASSISTED LIVING, LLC,
                                a Delaware limited liability company

                                FOUNTAIN VIEW SUBACUTE AND NURSING CENTER, LLC, a Delaware limited liability company

                                GLEN HENDREN PROPERTY, LLC,
                                a Delaware limited liability company

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                                GRANADA HEALTHCARE AND REHABILITATION CENTER,
                                LLC,
                                a Delaware limited liability company

                                GUADALUPE VALLEY NURSING CENTER GP, LLC, a Delaware limited liability company

                                GUADALUPE VALLEY NURSING CENTER, LP,
                                a Delaware limited partnership

                                By:      Guadalupe Valley Nursing Center GP,
                                         LLC, its General Partner

                                HALLETTSVILLE REHABILITATION AND NURSING CENTER, LP, a Delaware limited partnership

                                By: Hallettsville Rehabilitation GP, LLC, its General Partner

                                HALLETTSVILLE REHABILITATION GP, LLC,
                                a Delaware limited liability company

                                HALLMARK INVESTMENT GROUP, INC.,
                                a Delaware corporation

                                HALLMARK REHABILITATION GP, LLC,
                                a Delaware limited liability company

                                HALLMARK REHABILITATION, LP,
                                a Delaware limited partnership

                                By:      Hallmark Rehabilitation GP, LLC,
                                         its General Partner

                                HANCOCK PARK REHABILITATION CENTER, LLC, a Delaware limited liability company

                                HANCOCK PARK SENIOR ASSISTED LIVING, LLC, a Delaware limited liability company

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                                HEMET SENIOR ASSISTED LIVING, LLC,
                                a Delaware limited liability company

                                HIGHLAND HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company

                                HOLMESDALE HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company

                                HOLMESDALE PROPERTY, LLC,
                                a Delaware limited liability company

                                HOSPICE CARE INVESTMENTS, LLC,
                                a Delaware limited liability company

                                HOSPICE CARE OF THE WEST, LLC,
                                a Delaware limited liability company

                                HOSPICE OF THE WEST, LP,
                                a Delaware limited partnership

                                By:      Hospice Care of the West, LLC,
                                         its General Partner

                                HOSPITALITY NURSING AND REHABILITATION CENTER, LP DBA LUBBOCK HOSPITALITY HOUSE NURSING AND REHABILITATION CENTER, a Delaware limited partnership

                                By:      Hospitality Nursing GP, LLC,
                                         its General Partner

                                HOSPITALITY NURSING GP, LLC,
                                a Delaware limited liability company

                                LEASEHOLD RESOURCE GROUP, LLC,
                                a Delaware limited liability company

                                LIBERTY TERRACE HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company

                                       S-7              First Amendment to Second Amended and
                                                                    Restated Credit Agreement

                                LIVE OAK NURSING CENTER GP, LLC,
                                a Delaware limited liability company

                                LIVE OAK NURSING CENTER, LP,
                                a Delaware limited partnership

                                By:      Live Oak Nursing Center GP, LLC,
                                         its General Partner

                                LOUISBURG HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company

                                MONTEBELLO CARE CENTER, LLC,
                                a Delaware limited liability company

                                MONUMENT REHABILITATION AND NURSING CENTER, LP DBA MONUMENT HILL REHABILITATION AND NURSING CENTER, a Delaware limited partnership

                                By:      Monument Rehabilitation GP, LLC,
                                         its General Partner

                                MONUMENT REHABILITATION GP, LLC,
                                a Delaware limited liability company

                                OAK CREST NURSING CENTER GP, LLC,
                                a Delaware limited liability company

                                OAK CREST NURSING CENTER, LP,
                                a Delaware limited partnership

                                By:      Oak Crest Nursing Center GP, LLC,
                                         its General Partner

                                OAKLAND MANOR NURSING CENTER, LP,
                                a Delaware limited partnership

                                By:      Oakland Manor GP, LLC,
                                         its General Partner

                                OAKLAND MANOR GP, LLC,
                                a Delaware limited liability company

                                       S-8              First Amendment to Second Amended and
                                                                    Restated Credit Agreement

                                PACIFIC HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company

                                PREFERRED DESIGN, LLC,
                                a Delaware limited liability company

                                RICHMOND HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company

                                RIO HONDO SUBACUTE AND NURSING CENTER, LLC, a Delaware limited liability company

                                ROSSVILLE HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company

                                ROYALWOOD CARE CENTER, LLC,
                                a Delaware limited liability company

                                SEAVIEW HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company

                                SHARON CARE CENTER, LLC,
                                a Delaware limited liability company

                                SHAWNEE GARDENS HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company

                                SHG PROJECT DALLAS, LLC,
                                a Delaware limited liability company

                                SHG RESOURCES, LP,
                                a Delaware limited partnership

                                By:      Leasehold Resource Group, LLC,
                                         its General Partner

                                SKILLED HEALTHCARE, LLC,
                                a Delaware limited liability company

                                SOUTH SWOPE PROPERTY, LLC,
                                a Delaware limited liability company

                                       S-9              First Amendment to Second Amended and
                                                                    Restated Credit Agreement

                                SOUTHWEST PAYROLL SERVICES, LLC,
                                a Delaware limited liability company

                                SOUTHWOOD CARE CENTER GP, LLC,
                                a Delaware limited liability company

                                SOUTHWOOD CARE CENTER, LP,
                                a Delaware limited partnership

                                By:      Southwood Care Center GP, LLC,
                                         its General Partner

                                SPRING SENIOR ASSISTED LIVING, LLC,
                                a Delaware limited liability company

                                ST. ELIZABETH HEALTHCARE AND REHABILITATION
                                CENTER, LLC,
                                a Delaware limited liability company

                                ST. JOSEPH TRANSITIONAL REHABILITATION CENTER, LLC, a Delaware limited liability company

                                ST. LUKE HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company

                                SUMMIT CARE CORPORATION,
                                a Delaware corporation

                                SUMMIT CARE PHARMACY, INC. DBA SKILLED CARE
                                PHARMACY,
                                a Delaware corporation

                                SYCAMORE PARK CARE CENTER, LLC,
                                a Delaware limited liability company

                                TEXAS CITYVIEW CARE CENTER GP, LLC,
                                a Delaware limited liability company

                                TEXAS CITYVIEW CARE CENTER, LP DBA CITYVIEW CARE CENTER, a Delaware limited partnership

                                By:     Texas Cityview Care Center GP, LLC,
                                        its General Partner

                                       S-10             First Amendment to Second Amended and
                                                                    Restated Credit Agreement

                                TEXAS HERITAGE OAKS NURSING AND REHABILITATION CENTER GP, LLC, a Delaware limited liability company

                                TEXAS HERITAGE OAKS NURSING AND REHABILITATION CENTER, LP DBA HERITAGE OAKS NURSING AND REHABILITATION CENTER, a Delaware limited partnership

                                By:     Texas Heritage Oaks Nursing and
                                        Rehabilitation
                                        Center GP, LLC,
                                        its General Partner

                                THE CLAIRMONT TYLER GP, LLC,
                                a Delaware limited liability company

                                THE CLAIRMONT TYLER, LP,
                                a Delaware limited partnership

                                By:     The Clairmont Tyler GP, LLC,
                                        its General Partner

                                THE EARLWOOD, LLC,
                                a Delaware limited liability company

                                THE HEIGHTS OF SUMMERLIN, LLC,
                                a Delaware limited liability company

                                THE REHABILITATION CENTER OF INDEPENDENCE, LLC, a Delaware limited liability company

                                THE WOODLANDS HEALTHCARE CENTER, LP,
                                a Delaware limited partnership

                                By: The Woodlands Healthcare Center GP, LLC, its General Partner

                                THE WOODLANDS HEALTHCARE CENTER GP, LLC, a Delaware limited liability company

                                TOWN AND COUNTRY MANOR GP, LLC,
                                a Delaware limited liability company

                                       S-11             First Amendment to Second Amended and
                                                                    Restated Credit Agreement

                                TOWN AND COUNTRY MANOR, LP,
                                a Delaware limited partnership

                                By:     Town and Country Manor GP, LLC,
                                        its General Partner

                                TRAVELMARK STAFFING, LLC,
                                a Delaware limited liability company

                                TRAVELMARK STAFFING, LP,
                                a Delaware limited partnership

                                By:     Travelmark Staffing, LLC,
                                        its General Partner

                                VALLEY REALTHCARE CENTER, LLC,
                                a Delaware limited liability company

                                VILLA MARIA HEALTHCARE CENTER,
                                LLC DBA VILLA MARIA CARE CENTER,
                                a Delaware limited liability company

                                VINTAGE PARK AT ATCHISON, LLC,
                                a Delaware limited liability company

                                VINTAGE PARK AT BALDWIN CITY, LLC,
                                a Delaware limited liability company

                                VINTAGE PARK AT GARDNER, LLC,
                                a Delaware limited liability company

                                VINTAGE PARK AT LENEXA, LLC,
                                a Delaware limited liability company

                                VINTAGE PARK AT LOUISBURG, LLC,
                                a Delaware limited liability company

                                VINTAGE PARK AT OSAWATOMIE, LLC,
                                a Delaware limited liability company

                                VINTAGE PARK AT OTTAWA, LLC,
                                a Delaware limited liability company

                                VINTAGE PARK AT PAOLA, LLC,
                                a Delaware limited liability company

                                VINTAGE PARK AT STANLEY, LLC,
                                a Delaware limited liability company


                                       S-12             First Amendment to Second Amended and
                                                                    Restated Credit Agreement

                                WATHENA HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company

                                WEST SIDE CAMPUS OF CARE GP, LLC,
                                a Delaware limited liability company

                                WEST SIDE CAMPUS OF CARE, LP,
                                a Delaware limited partnership

                                By:     West Side Campus of Care GP, LLC,
                                        its General Partner

                                WILLOW CREEK HEALTHCARE CENTER, LLC,
                                a Delaware limited liability company

                                WOODLAND CARE CENTER, LLC,
                                a Delaware limited liability company

                                By: /s/ Roland Rapp
                                      ------------------------------------------
                                      on behalf of each of the entities listed
                                      above

                                Name:  Roland G. Rapp
                                Title: Secretary and Chief Administrative
                                       Officer



                                       S-13             First Amendment to Second Amended and
                                                                    Restated Credit Agreement